Exhibit 10.5

LSB INDUSTRIES, INC.

(2016 Long Term Incentive Plan)

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is effective as of                 , 20     (the “Grant Date”), by and between LSB INDUSTRIES, INC., a Delaware corporation (the “Company”), and                      (the “Participant”). For valuable consideration, the Company and the Participant agree as follows.

1.    Background. The Participant is an employee, officer or director of the Company or an Affiliate pursuant to that certain Employment Agreement, by and between the Company and the Participant, dated as of December 30, 2018 (the “Employment Agreement”), whom the Committee has selected to receive an award under the Company’s 2016 Long Term Incentive Plan (as may be amended from time to time, the “Plan”). The purpose of the award is to retain and motivate the Participant by providing the Participant the opportunity to acquire a proprietary interest in the Company and to link the Participant’s interests and efforts to the long-term interests of the Company’s shareholders.

2.    Restricted Stock Grant. Subject to the terms of the Plan and of this Agreement, the Company hereby grants to the Participant a target number (“Target Number”)              shares of the Company’s Stock, subject to certain restrictions thereon (the “Restricted Stock”). The portion of the Target Number of Restricted Stock that vests shall be determined based upon the Company’s performance over the period from              through              (the “Performance Period”) evaluated based on the performance metrics and methodology set forth in Annex A.

3.    Restrictions; Forfeiture. The Restricted Stock is restricted in that it may not be sold, transferred or otherwise alienated or hypothecated until the restrictions enumerated in this Agreement and the Plan are removed or expire as contemplated in Section 4 of this Agreement. The Restricted Stock is also restricted in the sense that it may be forfeited to the Company (the “Forfeiture Restrictions”). Except as otherwise provided in Section 4, if the Participant’s service relationship with the Company or any of its subsidiaries is terminated for any reason, then those shares of Restricted Stock for which the restrictions have not lapsed as of the Participant’s Date of Termination (as defined in the Employment Agreement) shall become null and void and those shares of Restricted Stock shall be forfeited to the Company. The Restricted Stock for which the restrictions have lapsed as of the Participant’s Date of Termination shall not be forfeited to the Company. The Participant hereby agrees that if the Restricted Stock is forfeited, the Company shall have the right to deliver the Restricted Stock to the Company’s transfer agent for, at the Company’s election, cancellation or transfer to the Company.

4.    Vesting.

4.1    The Restricted Stock will be subject to the Forfeiture Restrictions unless and until the conditions set forth in Annex A are achieved and the Restricted Stock become vested. Subject to the terms and conditions of this Agreement, the proportion of the Target Number that is earned under this Agreement shall be calculated in accordance with Annex A, as determined by the Committee in its sole discretion. In the event that no Restricted Stock vests pursuant to this Section 4 and the terms of Annex A, the shares of Restricted Stock shall become null and void and shall be forfeited to the Company as of the end of the Performance Period.

4.2    Notwithstanding Section 4.1 of this Agreement, provided that (i) the Participant remains in the employ of or as a service provider to the Company or its subsidiaries continuously from the Grant Date until immediately prior to the occurrence of any of the events listed below and (ii) the Participant holds Restricted Stock granted pursuant to this Agreement at such time, then:

4.2.1

if a Change of Control occurs prior to the end of the Performance Period, then the portion of the Target Number that is earned under this Agreement shall be determined by the Committee immediately prior to the Change of Control and shall equal the greater of (x) the Target Number of Restricted Stock and (y) the portion of the Target Number that is earned under this Agreement based on actual performance, as determined in good faith by the Committee prior to a Change of Control by (i) shortening the Performance Period to end on the date of the Change of Control, (ii) adjusting the applicable conditions set forth in Annex A as appropriate based on the shortened Performance Period, and (iii) determining the level of achievement of such conditions set forth in Annex A based on such shortened Performance Period (such earned shares of Restricted Stock, the “CoC Performance Shares”);

4.2.2

in connection with a Change of Control, the CoC Performance Shares may be assumed or substituted pursuant to Section 8(f)(v)(x) of the Plan for a Replacement Award (as defined below); provided that the Replacement Award shall vest solely based on the Participant’s continued employment or service through the last day of the original Performance Period; provided further, that if a Replacement Award is issued hereby and following such Change of Control, the equity securities underlying the Replacement Award cease to be publicly traded on an established securities market, all such Replacement Awards shall vest in full immediately prior to such equity securities ceasing to be publicly traded on an established securities market;

4.2.3

if the CoC Performance Shares are not assumed or substituted in connection with a Change of Control with a Replacement Award, all CoC Performance Shares shall automatically vest in full upon a Change of Control such that the Participant may participate as a stockholder of the Company in such Change of Control, or, if determined by the Committee in its sole discretion, the value of such CoC Performance Shares may be paid to the Participant in cash (if such payment is intended to comply with Section 409A of the Code) or otherwise in a manner and at the earliest time that is intended to be compliant with Section 409A of the Code;

4.2.4

all shares of Replacement Awards shall automatically vest in full upon a termination of the Participant’s employment or service by the Company without Cause, by the Participant for Good Reason or upon a Company Notice of Non-Renewal (each as defined in the Employment Agreement);

4.2.5

the Participant shall be entitled to the CoC Performance Shares if the Participant’s employment or service is terminated by the Company without Cause, by the Participant for Good Reason or upon a Company Notice of Non-Renewal and such Date of Termination occurs either (a) within 90 days prior to the date a definitive agreement is executed which results in a Change of Control within 180 days after the date such definitive agreement is executed or (b) on or within 180 days after the date a definitive agreement is executed which results in a Change of Control within 180 days after the date such definitive agreement is executed, and the value of such CoC Performance Shares may be paid to the Participant in cash (if such payment is intended to comply with Section 409A of the Code) or otherwise in a manner and at the earliest time that is intended to be compliant with Section 409A of the Code;

4.2.6

if the Participant’s employment or service is terminated by reason of death or Disability (as defined in the Employment Agreement) prior to a Change of Control, at the end of the Performance Period (or the date of the consummation of a Change of Control, if earlier, where there is no Replacement Award), the Participant shall vest in a pro-rata portion of the Target Number of Restricted Stock based on actual performance, as determined in good faith by the Committee at the end of the Performance Period (or the date of the consummation of a Change of Control, if earlier) based on the level of achievement of the applicable conditions set forth in Annex A for the Performance

Period, as adjusted pursuant to Section 4.2.1 of this Agreement, with such pro-rata portion calculated by multiplying the Target Number that is earned under this Agreement, if any, by a fraction, the numerator of which is the number of days that have elapsed from the beginning of the Performance Period through the Participant’s Date of Termination and the denominator of which shall be the total number of days in the Performance Period (or, if a Change of Control occurs prior to the end of the Performance Period and there is no Replacement Award, the total number of days from the beginning of the Performance Period through the date of the Change of Control); provided, that if there is earlier vesting upon a Change in Control where there is no Replacement Award, the value of the vested Restricted Stock may be paid to the Participant in cash (if such payment is intended to comply with Section 409A of the Code) or otherwise in a manner and at the earliest time that is intended to be compliant with Section 409A of the Code;

4.2.7

a pro-rata portion of the Replacement Awards shall vest upon the Participant’s Date of Termination by reason of death or Disability at the end of the Performance Period (or, if earlier, upon a subsequent Change in Control if such vesting complies with Section 409A of the Code), with such pro-rata portion calculated by multiplying the number of Replacement Awards by a fraction, the numerator of which is the number of days that have elapsed from the beginning of the Performance Period through the Participant’s Date of Termination and the denominator of which shall be the total number of days in the Performance Period; and/or

4.2.8

if the Participant’s employment or service is terminated by the Company without Cause, by the Participant for Good Reason or upon a Company Notice of Non-Renewal, in each case, provided that a Change of Control has not occurred prior to such termination of employment or service, the Participant shall vest at the end of the Performance Period (or the date of a Change of Control, if earlier, where there is no Replacement Award) in a pro-rata portion of the Target Number of Restricted Stock, with such pro-rata portion calculated by multiplying (x) the Target Number that is earned under this Agreement, if any, based on actual performance, determined at the end of the Performance Period (or the date of the Change of Control, if earlier) by the Committee in good faith based on the level of achievement of the applicable conditions set forth in Annex A for the Performance Period, as adjusted pursuant to Section 4.2.1 of this Agreement, by (y) a fraction, the numerator of which is the number of days that have elapsed from the beginning of the Performance Period through the Participant’s Date of Termination and the denominator of which shall be the total number of days in the Performance Period (or, if a Change of Control occurs prior to the end of the Performance Period and there is no Replacement Award, the total number of days from the beginning of the Performance Period through the date of the Change of Control); provided, that if there is earlier vesting upon a Change in Control where there is no Replacement Award, the value of the vested Restricted Stock may be paid to the Participant in cash (if such payment is intended to comply with Section 409A of the Code) or otherwise in a manner and at the earliest time that is intended to be compliant with Section 409A of the Code.

The occurrence of any of the events listed in this Section 4.2 shall be determined by the Committee in its sole and absolute discretion.

For purposes of this Agreement, “Replacement Award” means a substantially equivalent award of restricted stock or restricted stock unit of common stock that is publicly traded on an established securities market with substantially equivalent terms and conditions as the CoC Performance Shares, including vesting terms and dividend rights, as determined by the Committee, issued by the surviving or successor company or a parent or subsidiary of such company.

5.    Escrow of Restricted Stock. The Company shall evidence the Target Number of Restricted Stock in the manner that it deems appropriate, including, without limitation, certificating the Restricted Stock or evidencing the Restricted Stock in book entry form, electronic or otherwise. The Company may issue in the Participant’s name a certificate or certificates representing the Restricted Stock and retain that certificate or those certificates until the restrictions on such Restricted Stock expire, as contemplated in Section 4 of this Agreement, or the Restricted Stock is forfeited, as described in Section 3 of this Agreement. If the Company certificates the Restricted Stock, the Participant shall execute one or more stock powers in blank for those certificates and deliver those stock powers to the Company. The Company shall hold the Restricted Stock and the related stock powers pursuant to the terms of this Agreement, if applicable, until such time as (a) a certificate or certificates for the Restricted Stock are delivered to the Participant, (b) the Restricted Stock is otherwise transferred to the Participant free of restrictions, or (c) the Restricted Stock is canceled and forfeited pursuant to this Agreement.

6.    Ownership of Restricted Stock. From and after the Grant Date, the Participant will be entitled to all the rights of absolute ownership of the Target Number of Restricted Stock granted under this Agreement, including the right to vote those shares; provided, however, that any dividends paid by the Company with respect to the Target Number of Restricted Stock prior to the expiration of the Forfeiture Restrictions shall be held in escrow by the Company and paid to the Participant, if at all, at the time the Forfeiture Restrictions expire on the Restricted Stock for which the dividend accrued; provided, further, that in no event shall dividends be settled later than 45 days following the date on which the Forfeiture Restrictions expire with respect to the Restricted Stock for which the dividends were accrued. For purposes of clarity, if the Restricted Stock is forfeited by the Participant pursuant to the terms of this Agreement then the Participant shall also forfeit the dividends, if any, accrued with respect to such forfeited Restricted Stock. No interest will accrue on the dividends between the declaration and settlement of the dividends.

7.    Delivery of Stock. Promptly following the expiration of the restrictions on the Restricted Stock as contemplated in Section 4 of this Agreement, the Company shall cause to be issued and delivered to the Participant or the Participant’s designee a certificate or other evidence of the number of whole shares of Restricted Stock, as determined pursuant to Section 4.1, as to which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions, upon receipt by the Company of any tax withholding as may be requested pursuant to Section 8 of this Agreement. The value of such Restricted Stock shall not bear any interest, and the Company shall not have any liability to the Participant other than to deliver the Restricted Stock and associated dividends, if any, because of the passage of time or any delay in delivery.

8.    Payment of Taxes. The Company may require the Participant to pay to the Company (or the Company’s subsidiary if the Participant is an employee of a subsidiary of the Company), an amount the Company deems necessary to satisfy its (or its subsidiary’s) current or future obligation to withhold federal, state and local income or other taxes that the Participant incurs as a result of the vesting of the Restricted Stock. With respect to any required tax withholding, the Participant may (a) direct the Company to withhold from the shares of Stock to be issued to the Participant under this Agreement the number of shares necessary to satisfy the Company’s obligation to withhold taxes, which determination will be based on the shares’ Fair Market Value at the time such determination is made; (b) deliver to the Company shares of Stock sufficient to satisfy the Company’s tax withholding obligations, based on the shares’ Fair Market Value at the time such determination is made; (c) deliver cash to the Company sufficient to satisfy its tax withholding obligations; or (d) satisfy such tax withholding through any combination of (a), (b) and (c). If the Participant desires to elect to use the stock withholding option described in subparagraph (a), the Participant must make the election at the time and in the manner the Company prescribes. If such tax obligations are satisfied under subparagraph (a) or (b), the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state and local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to such Award. The Company, in its discretion, may deny the Participant’s request to satisfy its tax withholding obligations using a method described under subparagraph (a), (b), or (d). In the event the Company determines that the aggregate Fair Market Value of the shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Participant must pay to the Company, in cash, the amount of that deficiency immediately upon the Company’s request.

9.    Leave of Absence. With respect to the Restricted Stock, the Company may, in its sole discretion, determine that if the Participant is on leave of absence for any reason, the Participant will be considered to still be in the employ of, or providing services to, the Company, provided that rights to the Restricted Stock during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

10.    Compliance with Securities Law. Notwithstanding any provision of this Agreement to the contrary, the issuance of Stock (including Restricted Stock) will be subject to compliance with all applicable requirements of federal, state, or foreign law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. No Stock will be issued hereunder if such issuance would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, Stock will not be issued hereunder unless (i) a registration statement under the Securities Act, is at the time of issuance in effect with respect to the shares issued or (ii) in the opinion of legal counsel to the Company, the shares issued may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT ISSUANCE OF UNRESTRICTED STOCK UPON THE VESTING OF RESTRICTED STOCK GRANTED PURSUANT TO THIS AGREEMENT MAY NOT OCCUR UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. The inability of the Company to obtain from any regulatory body having jurisdiction or the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of the Restricted Stock, or unrestricted Stock (upon vesting), will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority has not been obtained. As a condition to any issuance hereunder, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company. From time to time, the Committee and appropriate officers of the Company are authorized to take the Securities Actions necessary and appropriate to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance.

11.    Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

12.    Anti-dilution. In the event of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders (other than a normal cash dividend) or other change in the Company’s corporate or capital structure, then the Committee shall make proportional adjustments to the Restricted Stock and/or the Plan as described in Section 8 of the Plan.

13.    The Plan. The Participant acknowledges receipt of a copy of the Plan, which is attached hereto as Exhibit A, and represents that the Participant is familiar with the terms and provisions of the Plan and hereby accepts the Restricted Stock subject to all such terms and provisions.

14.    Employment or Service. Nothing in the Plan or in this Agreement shall confer upon the Participant any right to continued employment or service with the Company or its Affiliates or interfere in any way with the right of the Company and its Affiliates to terminate the Participant’s employment or service at any time.

15.    Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, trustees, successors and assigns.

16.    No Liability for Good Faith Determinations. The Company and the members of the Committee and the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Restricted Stock granted hereunder.

17.    Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of Stock or property to the Participant or the Participant’s legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder. The Company may require the Participant or the Participant’s legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefor in such form as it shall reasonably determine.

18.    Governing Law and Consent to Jurisdiction and Venue. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Oklahoma, without giving any effect to any conflict of law provisions thereof, except to the extent Oklahoma state law is preempted by federal law. Further, the Participant hereby consents and agrees that state courts located in Oklahoma City, Oklahoma and the United States District Court for the Western District of Oklahoma each shall have personal jurisdiction and proper venue with respect to any dispute between the Participant and the Company arising in connection with the Restricted Shares or this Agreement. In any dispute with the Company, the Participant will not raise, and the Participant hereby expressly waives, any objection or defense to such jurisdiction as an inconvenient forum.

19.    Clawback. This Agreement and the Restricted Stock granted hereunder is subject to any written clawback policies of the Company, whether in effect on the Grant Date or adopted, with the approval of the Board, following the Grant Date and either (i) applicable to all senior executives of the Company and their restricted stock awards or (ii) adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission or any other applicable laws (whether or not the rights of the Participant may be adversely affected). Any such policy may subject the Restricted Stock and amounts paid or realized with respect to the Restricted Stock to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy that the Company determines should apply to the Restricted Stock.

20.    Electronic Delivery. The Participant consents to receive documents from the Company and any plan administrator by means of electronic delivery, provided that such delivery complies with applicable law. This consent shall be effective for the entire time that the Participant holds awards granted under the Plan.

21.    Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Participant relating to the Restricted Stock. Any previous agreement with respect to this matter is superseded by this Agreement. Unless otherwise provided in the Plan, no term, provision or condition of this Agreement may be modified in any respect except by a writing executed by both of the parties hereto. No Person has any authority to make any representation or promise not set forth in this Agreement. This Agreement has not been executed in reliance upon any representation or promise except those contained herein.

[Signature Page Follows]

EXECUTED effective as of the Grant Date.

LSB INDUSTRIES, INC., a Delaware corporation

By:
Name:	Mark T. Behrman
Title:	President and Chief Executive Officer

Participant

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